UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2004

Arch Wireless, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14248	31-1358569
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1800 West Park Drive, Suite 250 Westborough, MA	01581
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 870-6700 (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

        On March 1, 2004, Arch Wireless, Inc. announced its financial results for the quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2004	ARCH WIRELESS, INC. By: /s/ J. Roy Pottle —————————————— Name: J. Roy Pottle Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Arch Wireless, Inc. dated March 1, 2004